UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2009

PROSPECT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33824	26-508760
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9130 Galleria Court, Suite 318, Naples, Florida	34109
(Address of Principal Executive Offices)	(Zip Code)

(239) 254-4481

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name of Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K DOES NOT MODIFY OR UPDATE ANY DISCLOSURE IN THE PROXY STATEMENT/PROSPECTUS AS PART OF THE REGISTRATION STATEMENT ON FORM S-4, AS AMENDED (FILE NO. 333-162116) DATED OCTOBER 28, 2009 (THE “PROXY STATEMENT/PROSPECTUS”), EXCEPT FOR THE INFORMATION CONTAINED HEREIN, WHICH SUPERSEDES THE RELATED DISCLOSURE IN THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY.

Item 8.01               Other Events

Agreement with Arrowgrass Master Fund

Prospect Acquisition Corp. (“Prospect”) has entered into a Stock Purchase Agreement, dated November 12, 2009, with Arrowgrass Master Fund Ltd. (“Arrowgrass”) to purchase an aggregate of 1,386,338 shares of Prospect common stock for a purchase price of $9.95 per share (the “Arrowgrass Purchase Agreement”).  Arrowgrass is not an affiliate of Prospect, its officers and directors and/or their respective affiliates, or Kennedy-Wilson, Inc. (“Kennedy-Wilson”), or its officers and directors and/or their respective affiliates.  Pursuant to the Arrowgrass Purchase Agreement, Arrowgrass has agreed not to exercise its conversion rights and to grant a proxy to vote its Prospect common stock in favor of each of the proposals to be presented at Prospect’s special meeting of stockholders, which proposals are set forth in Prospect’s Proxy Statement/Prospectus.

The purchase of shares of Prospect common stock under the Arrowgrass Purchase Agreement may increase the likelihood that holders of a majority of shares of Prospect’s common stock will vote in favor of the Merger (as herein defined) and Agreement and Plan of Merger (the “Merger Agreement”) by and among Prospect, KW Merger Sub Corp., a wholly-owned subsidiary of Prospect (“Merger Sub”) and Kennedy-Wilson, pursuant to which Merger Sub will merge (the “Merger”) with and into Kennedy-Wilson, with Kennedy-Wilson continuing as the surviving corporation and a wholly-owned subsidiary of Prospect and that holders of less than 30% of Prospect common stock will vote against the Merger and the Merger Agreement and seek conversion of their common stock into cash in accordance with Prospect’s amended and restated charter.  The purchase of common stock pursuant to the Arrowgrass Purchase Agreement will take place concurrently with or following the closing of the Merger and will be paid for with funds that will be released from Prospect’s trust account upon consummation of the Merger.

The Arrowgrass Purchase Agreement attached hereto as Exhibit 10.1 is incorporated herein by reference. The foregoing description of the Arrowgrass Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such document.

Agreement with Bulldog Investors

Prospect has entered into a Stock Purchase Agreement, dated November 12, 2009, with Bulldog Investors (“Bulldog”) to purchase an aggregate of 2,250,000 shares of Prospect common stock for a purchase price of $9.95 per share (the “Bulldog Purchase Agreement”).  Bulldog is not an affiliate of Prospect, its officers and directors and/or their respective affiliates, or Kennedy-Wilson, or its officers and directors and/or their respective affiliates.  Pursuant to the Bulldog Purchase Agreement, Bulldog has agreed not to exercise its conversion rights and to grant a proxy to vote its Prospect common stock in favor of each of the proposals to be presented at Prospect’s special meeting of stockholders, which proposals are set forth in Prospect’s Proxy Statement/Prospectus.

The purchase of shares of Prospect common stock under the Bulldog Purchase Agreement may increase the likelihood that holders of a majority of shares of Prospect’s common stock will vote in favor of the Merger and Merger Agreement and that holders of less than 30% of Prospect common stock will vote against the Merger and the Merger Agreement and seek conversion of their common stock into cash in accordance with Prospect’s amended and restated charter.  The purchase of common stock pursuant to the Bulldog Purchase Agreement will take place concurrently with or following the closing of the Merger and will be paid for with funds that will be released from Prospect’s trust account upon consummation of the Merger.

The Bulldog Purchase Agreement attached hereto as Exhibit 10.2 is incorporated herein by reference. The foregoing description of the Bulldog Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such document.

Agreement with Del Mar Master Fund

Prospect has entered into a Stock Purchase Agreement, dated November 12, 2009, with Del Mar Master Fund Ltd. (“Del Mar”) to purchase an aggregate of 1,367,990 shares of Prospect common stock for a purchase price of $9.95 per share (the “Del Mar Purchase Agreement”).  Del Mar is not an affiliate of Prospect, its officers and directors and/or their respective affiliates, or Kennedy-Wilson, or its officers and directors and/or their respective affiliates.  Pursuant to the Del Mar Purchase Agreement, Del Mar has agreed not to exercise its conversion rights and to grant a proxy to vote its Prospect common stock in favor of each of the proposals to be presented at Prospect’s special meeting of stockholders, which proposals are set forth in Prospect’s Proxy Statement/Prospectus.

The purchase of shares of Prospect common stock under the Del Mar Purchase Agreement may increase the likelihood that holders of a majority of shares of Prospect’s common stock will vote in favor of the Merger and Merger Agreement and that holders of less than 30% of Prospect common stock will vote against the Merger and the Merger Agreement and seek conversion of their common stock into cash in accordance with Prospect’s amended and restated charter.  The purchase of common stock pursuant to the Del Mar Purchase Agreement will take place concurrently with or following the closing of the Merger and will be paid for with funds that will be released from Prospect’s trust account upon consummation of the Merger.

The Del Mar Purchase Agreement attached hereto as Exhibit 10.3 is incorporated herein by reference. The foregoing description of the Del Mar Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such document.

Agreement with Citigroup

Prospect has entered into a Stock Purchase Agreement, dated November 12, 2009, with Citigroup Global Markets Inc. (“Citigroup”) to purchase an aggregate of 617,745 shares of Prospect common stock for a purchase price of $9.95 per share (the “Citigroup Purchase Agreement”).  Citigroup is not an affiliate of Prospect, its officers and directors and/or their respective affiliates, or Kennedy-Wilson, or its officers and directors and/or their respective affiliates.  Pursuant to the Citigroup Purchase Agreement, Citigroup has agreed not to exercise its conversion rights and to grant a proxy to vote its Prospect common stock in favor of each of the proposals to be presented at Prospect’s special meeting of stockholders, which proposals are set forth in Prospect’s Proxy Statement/Prospectus.

The purchase of shares of Prospect common stock under the Citigroup Purchase Agreement may increase the likelihood that holders of a majority of shares of Prospect’s common stock will vote in favor of the Merger and Merger Agreement and that holders of less than 30% of Prospect common stock will vote against the Merger and the Merger Agreement and seek conversion of their common stock into cash in accordance with Prospect’s amended and restated charter.  The purchase of common stock pursuant to the Citigroup Purchase Agreement will take place concurrently with or following the closing of the Merger and will be paid for with funds that will be released from Prospect’s trust account upon consummation of the Merger.

The Citigroup Purchase Agreement attached hereto as Exhibit 10.4 is incorporated herein by reference. The foregoing description of the Citigroup Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such document.

Agreements with Glazer Parties

Prospect has entered into a series of stock purchase agreements, dated November 12, 2009, with each of IBS (MF) Ltd. In Respect of Glazer Merger Arbitrage Series (“IBS”), Glazer Offshore Fund Ltd. (“Glazer Offshore”), Glazer Capital Management, LP (“Glazer Capital”), HFR MA Select Opportunity Master Trust (“HFR”), and GSS Offshore SPC-Glazer Segregated Portfolio (“GSS Offshore” together with IBS, Glazer Offshore, Glazer Capital, and HFR, the “Glazer Parties”) to purchase 609,396 shares of Prospect common stock at a purchase price per share of $9.95.  Prospect agreed to purchase 93,860 shares of Prospect common stock from IBS, 67,545 shares of Prospect common stock from Glazer Offshore, 77,894 shares of Prospect common stock from Glazer Capital, 93,659 shares of Prospect common stock from HFR and 276,438 shares of Prospect common stock from GSS Offshore (the “Glazer Agreements”) and in exchange the Glazer Parties agreed not to exercise their conversion rights and to grant a proxy to vote their shares of Prospect common stock in favor of each of the proposals to be presented at Prospect’s special meeting of stockholders and as set forth in Prospect’s Proxy Statement/Prospectus.  Each Glazer Party is not an affiliate of Prospect, its officers and directors and/or their respective affiliates, or Kennedy-Wilson or its officers and directors and/or their respective affiliates.

The purchase of shares of Prospect common stock under the Glazer Agreements may increase the likelihood that holders of a majority of shares of Prospect’s common stock will vote in favor of the Merger and Merger Agreement and that holders of less than 30% of Prospect common stock will vote against the Merger and the Merger Agreement and seek conversion of their common stock into cash in accordance with Prospect’s amended and restated charter.  The purchase of common stock pursuant to the Glazer Agreements will take place concurrently with or following the closing of the Merger and will be paid for with funds that will be released from Prospect’s trust account upon consummation of the Merger.

The Glazer Agreements attached hereto as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, are incorporated herein by reference. The foregoing description of the Glazer Agreements and the transactions contemplated thereby do not purport to be complete and are qualified in its entirety by reference to such document.

Agreements with the Malibu Parties

Prospect has entered into stock purchase agreements, dated November 12, 2009, with each of Malibu Partners LLC (“Malibu Partners”) and Broad Beach Partners LLC (“Broad Beach” together with Malibu Partners, the “Malibu Parties”) to purchase 1,453,921 shares of Prospect common stock at a purchase price per share of $9.95.  Prospect agreed to purchase 437,610 shares of Prospect common stock from Broad Beach and 1,016,311shares of Prospect common stock from Malibu Partners (the “Malibu Agreements”) and in exchange the Malibu Parties agreed not to exercise their conversion rights and to grant a proxy to vote their shares of Prospect common stock in favor of each of the proposals to be presented at Prospect’s special meeting of stockholders and as set forth in Prospect’s Proxy

Statement/Prospectus.  Each Malibu Party is not an affiliate of Prospect, its officers and directors and/or their respective affiliates, or Kennedy-Wilson or its officers and directors and/or their respective affiliates.

The purchase of shares of Prospect common stock under the Malibu Agreements may increase the likelihood that holders of a majority of shares of Prospect’s common stock will vote in favor of the Merger and Merger Agreement and that holders of less than 30% of Prospect common stock will vote against the Merger and the Merger Agreement and seek conversion of their common stock into cash in accordance with Prospect’s amended and restated charter.  The purchase of common stock pursuant to the Malibu Agreements will take place concurrently with or following the closing of the Merger and will be paid for with funds that will be released from Prospect’s trust account upon consummation of the Merger.

The Malibu Agreements are in the form of attached as Exhibit 10.1 to the Current Report on Form 8-K filed on November 13, 2009 and is incorporated herein by reference. The foregoing description of the Malibu Agreements and the transactions contemplated thereby do not purport to be complete and are qualified in its entirety by reference to such document.

Open Market Transactions

On November 12, 2009, certain officers and directors of Prospect and certain Prospect sponsors purchased an aggregate of 134,600 shares of Prospect common stock for a purchase price that did not exceed $9.95 per share.  In addition, De Guardiola Advisors, Inc., Prospect’s financial advisor in the Merger, purchased approximately 21,500 shares of Prospect common stock for a purchase price that did not exceed $9.95 per share. These purchases were made in open market transactions and are expected to settle through normal settlement procedures.

On November 12, 2009, Prospect received notice from Kennedy-Wilson that on November 12, 2009, certain executive officers and directors of Kennedy-Wilson purchased an aggregate of 555,000 shares of Prospect common stock for a purchase price of $9.92 per share.  These transactions were made in the open market and are expected to settle through normal settlement procedures.

Based on information provided to the Company by Kennedy-Wilson, on November 12, 2009, The Guardian Life Insurance Company of America (“Guardian”), purchased approximately 445,000 shares of Prospect common stock in open market transactions for a purchase price of $9.92 per share.  These transactions are expected to settle through normal settlement procedures.  Guardian holds a convertible subordinated note with a principal amount of $30 million issued by Kennedy-Wilson (the “Note”) and, in connection with the issuance of the Note, Kennedy-Wilson agreed to appoint one person designated by Guardian as a member of the board of directors of Kennedy-Wilson. Thomas Sorell currently serves as the director designee of Guardian. Mr. Sorell has been nominated to serve on the board of directors of Prospect following consummation of the Merger.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	Exhibit 10.1	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Arrowgrass Master Fund Ltd.

	Exhibit 10.2	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Bulldog Investors.

	Exhibit 10.3	Stock Purchase Agreement, dated as of November 12, 2009, by and between

Prospect Acquisition Corp. and Del Mar Master Fund Ltd.

Exhibit 10.4	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Citigroup Global Markets Inc.

Exhibit 10.5	Share Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and IBS (MF) Ltd. In Respect of Glazer Merger Arbitrage Series.

Exhibit 10.6	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Glazer Offshore Fund Ltd.

Exhibit 10.7	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Glazer Capital Management, LP

Exhibit 10.8	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and HFR MA Select Opportunity Master Trust.

Exhibit 10.9	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and GSS Offshore SPC-Glazer Segregated Portfolio.

Where to Find Additional Information

Prospect has filed with the SEC a registration statement, which contains a prospectus relating to the securities Prospect intends to issue in the proposed Merger, and a definitive proxy statement in connection with the proposed Merger and has mailed the definitive proxy statement and other relevant documents to Prospect stockholders. Stockholders of Prospect and other interested persons are advised to read Prospect’s definitive proxy statement in connection with Prospect’s solicitation of proxies for the special meeting to be held to approve the Merger because it contains important information about Kennedy-Wilson, Prospect and the proposed Merger. Stockholders may obtain a copy of the definitive proxy statement, without charge, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, FL 34109, telephone (239) 254-4481.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K regarding the intention to vote on the proposals presented at the special meeting of Prospect stockholders, the expectation around sellers exercising conversion rights, the proposed merger between Prospect and Kennedy-Wilson, and any other statements relating to future results, strategy and plans of Kennedy-Wilson and Prospect (including certain projections and business trends, and statements which may be identified by the use of the words “may”, “intend”, “expect” and like words) constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. For Kennedy-Wilson, these risks and uncertainties include, but are not limited to its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel. For Prospect, factors include, but are not limited to: the successful combination of Prospect with Kennedy-Wilson’s business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction.  Additional information on these and other factors that may cause actual results and Prospect’s performance to differ materially is included in Prospect’s periodic reports filed with the SEC, including but not limited to Prospect’s Form 10-K for the year ended December 31, 2008 and subsequent Forms 10-Q and Prospect’s Registration Statement on Form S-4, which includes Prospect’s definitive proxy statement/prospectus.  Copies may be obtained by contacting Prospect or the SEC.  Prospect cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Prospect undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2009

PROSPECT ACQUISITION CORP.

By:	/s/ David Minella
Name: David Minella
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Arrowgrass Master Fund Ltd.

10.2	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Bulldog Investors.

10.3	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Del Mar Master Fund Ltd.

10.4	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Citigroup Global Markets Inc.

10.5	Share Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and IBS (MF) Ltd. In Respect of Glazer Merger Arbitrage Series.

10.6	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Glazer Offshore Fund Ltd.

10.7	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and Glazer Capital Management, LP

10.8	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and HFR MA Select Opportunity Master Trust.

10.9	Stock Purchase Agreement, dated as of November 12, 2009, by and between Prospect Acquisition Corp. and GSS Offshore SPC-Glazer Segregated Portfolio.